UMB SCOUT FUNDS

CAPITAL PRESERVATION FUND

Semiannual Report  December 31, 1998


A no-load mutual fund that seeks long-term capital growth by investing in companies whose earnings or tangible assets are expected to outpace inflation.


TO THE SHAREHOLDERS

The UMB Scout Capital Preservation Fund closed the quarter ended December 31, 1998, at $8.91 per share and had a total return (price change and reinvested distributions) of -0.99%. The Fund began trading February 23, 1998. Its objective is to outpace commodity or raw material inflation over the long-term by investing in common stocks of companies whose business is related to the production and distribution of raw materials. These investments may be in domestic or foreign securities.

Net deposits almost doubled the size of the Fund during the quarter. Consequently, our stock position as a percentage of total assets was reduced to 33% at December 31, 1998, from 66% at September 30, 1998. The Fund also bought inflation-indexed U.S. Treasury notes as a strategic response to commodity sales by many foreign countries, who were attempting to shore up their finances in the face of global economic concerns.

This Treasury holding serves to temporarily lower the risk and volatility of the portfolio as the market adjusts. The immediate benefit of this move is evident in our quarterly return compared with the Goldman Sachs Commodity Index return of -17.73%.

New positions were added this quarter in Casey's General Stores, Baker Hughes and Kerr McGee Corp. The Fund sold holdings in Exxon Corp., and received shares of Halliburton Co. in exchange for shares of Dresser Industries, Inc., as a result of the merger of these two companies. We increased holdings in ASA Ltd.; Newmont Mining Corp.; ISCO, Inc.; and Valmont Industries, Inc.; and decreased holdings in Barrick Gold Corp.; Homestake Mining Co.; Phelps Dodge Corp.; Placer Dome, Inc., WMC Limited and Royal Dutch Petroleum Co.

Our continued strategy in the new year will be to invest in stocks expected to outpace commodity inflation as we seek to minimize risk and volatility when possible.

For the six months ended December 31, 1998, shareholders received an ordinary income dividend of $.11 per share, a short-term capital gain of $.02 per share and no long-term capital gain.

Thank you for your investment in the UMB Scout Capital Preservation Fund. We value you as a shareholder and welcome your questions and comments.

Sincerely,
/s/David R. Bagby
David R. Bagby
UMB Investment Advisors


CHART - FUND DIVERSIFICATION
Energy                   8.8%
Capital Goods            4.4%
Consumer Staples         0.7%
Fixed Income            29.2%
Transportation
 & Services              1.5%
Basic Materials         16.5%
Consumer Cyclical        0.8%
Cash & Equivalents      38.1%
As of December 31, 1998, Statement of Assets. Subject to change.

COMPARATIVE RATES OF RETURN
as of December 31, 1998
                                       Quarter Inception
UMB Scout Capital
  Preservation Fund                    -0.99%   -9.60%
Goldman Sachs Commodity Index*         -17.73%  -29.67%
Consumer Price Index                    0.18%     N.A.
Producer Price Index D Finished Goods   0.46%     N.A.
Inception - February 23, 1998.
Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.
*Unmanaged index of stocks, bonds, commodities or mutual funds (there are no direct investments or fees in these indices).

Index of average prices paid by various sectors of the U.S.
economy, as calculated by the U.S. Department of Labor.


HISTORICAL PER SHARE RECORD

                         Income &                        Cumulative*
                Net      Short-Term      Long-Term       Value Per
                Asset    Gains           Gains           Share Plus
                Value    Distribution    Distribution    Distributions
     12/31/98   $ 8.91   0.13            -               $ 9.04

*Does not assume any compounding of reinvested distributions.
 Table shows calendar distributions and net asset values.


TOP TEN EQUITY HOLDINGS
                                        Market          Percent
                                        Value (000'S)   of Total
Barrick Gold Corp.                    $ 15.6            1.81%
Helmerich & Payne, Inc.                 15.5            1.79%
Newmont Mining Corp.                    14.5            1.67%
Isco, Inc.                              14.2            1.65%
Valmont Industries, Inc.                13.9            1.61%
Engelhard Corp.                         13.7            1.58%
Rio Tinto PLC                           13.6            1.57%
Canadian Pacific Ltd.                   13.2            1.53%
Homestake Mining Co.                    12.9            1.49%
Placer Dome, Inc.                       12.7            1.46%
Top Ten Equity Holdings Total:        $139.8           16.16%
As of December 31, 1998, statement of assets. Subject to change.


Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (OFDICO). These shares involve investment risks, including the possible loss of the principal invested.



FINANCIAL STATEMENTS    December 31, 1998 (unaudited)
STATEMENT OF NET ASSETS

                                                                        Market
     Shares     Company                                                 Value

COMMON STOCKS - 32.71%
Basic Materials - 16.50%
        800     ASA Ltd.                                        $       12,450
        800     Barrick Gold Corp.                                      15,600
        800     Broken Hill Propietary Ltd.                             11,500
        700     Cyprus Amax Minerals Co.                                 7,000
        100     Deltic Timber Corp.                                      2,037
        700     Engelhard Corp.                                         13,650
        400     Georgia Pacific Corp. Timber Group                       9,525
      1,400     Homestake Mining Co.                                    12,863
        200     Nalco Chemical Co.                                       6,200
        800     Newmont Mining Corp.                                    14,450
        100     Phelps Dodge Corp.                                       5,087
      1,100     Placer Dome, Inc.                                       12,650
        300     Rio Tinto PLC                                           13,594
        500     WMC Ltd.                                                 6,000
                                                                       142,606
Capital Goods - 4.45%
      2,500    Isco, Inc.                                               14,219
      1,400    Layne Christensen Co.                                    10,325
      1,000    Valmont Industries, Inc.                                 13,875
                                                                        38,419
Consumer Cyclical - 0.75%
        500     Caseys General Stores                                    6,516

Consumer Staples - 0.71%
        450     Midwest Grain Products, Inc.                             6,131

Energy - 8.77%
        600     Baker Hughes Inc.                                       10,613
        600     Imperial Oil Ltd.                                        9,638
        150     Halliburton Co.                                          4,444
        800     Helmerich & Payne, Inc.                                 15,500
        300     Kerr McGee Corp.                                        11,475
      1,300     Maverick Tube Corp.                                      7,231
        100     Royal Dutch Petroleum Co.                                4,788
        500     Union Pacific Resources Group, Inc.                      4,531
        250     USX-Marathon Group                                       7,531
                                                                        75,751
Transportation & Services - 1.53%
        700     Canadian Pacific Ltd.                                   13,212

TOTAL COMMON STOCKS - 32.71%                                           282,635

        FACE                                                            Market
        Amount  Description                                             Value

U.S. GOVERNMENT SECURITIES - 29.16%
$   253,873     U.S. Treasury Notes,
                3.625%, due July 15, 2002                         $    251,968

REPURCHASE AGREEMENT - 37.62%
    325,000     Northern Trust Co.,
                4.85%, due January 4, 1999
                (Collateralized by U.S. Treasury Notes,
                5.875%, due February 28, 1999)                         325,000

TOTAL INVESTMENTS - 99.49%                                      $      859,603

Other assets less liabilities - 0.51%                                    4,423

TOTAL NET ASSETS - 100.00%
                (equivalent to $8.91 per share;
                10,000,000 shares of $1.00 par value
                capital shares authorized;
                96,974 shares outstanding)                      $      864,026

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS    December 31, 1998 (unaudited)
STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
  Investment securities, at market value
    (identified cost 930,452)                                   $      859,603
  Cash                                                                    (269)
  Dividends receivable                                                     466
  Interest receivable                                                    4,226
    Total assets                                                       864,026
NET ASSETS                                                      $      864,026

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $      948,861
  Accumulated undistributed income:
  Net investment income                                                    468
  Net realized loss on investment transactions                         (14,440)
    Net unrealized depreciation on investments                         (70,863)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $      864,026

Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                           96,974

NET ASSET VALUE PER SHARE                                       $         8.91

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS    Six Months Ended DECEMBER 31, 1998 (unaudited)
STATEMENT OF OPERATIONS

INVESTMENT INCOME:
  Income:
    Dividends                                                   $        3,334
    Interest                                                             5,978
                                                                         9,312
  Expenses:
    Management fees                                                      2,419
      Net investment income                                              6,893

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss from investment transactions                       (14,440)
  Decrease in net unrealized depreciation on investments               (44,990)
  Net realized and unrealized loss on investments                      (59,430)
    Net decrease in net assets resulting from operations        $      (52,537)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED        JANUARY 13, 1998
                                                                DECEMBER 31, 1998       (CAPITALIZATION) TO
                                                                (UNAUDITED)             JUNE 30, 1998
DECREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $        6,893          $        3,883
  Net realized gain (loss) from investment activities                  (14,440)                  1,611
  Increase in net unrealized depreciation on investments               (44,990)                (27,484)
    Net decrease in net assets resulting from operations               (52,537)                (21,990)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                (10,308)                   -
  Decrease in net assets from distributions                            (10,308)                   -

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 45,918 and 56,610 shares sold                          414,032                 573,218
  Net asset value of 1,327 shares issued for
    reinvestment of distributions                                       11,879                    -
                                                                       425,911                 573,218
  Cost of 5,306 and 248 shares redeemed                                (47,755)                 (2,513)
    Net increase in net assets from capital
      share transactions                                               378,156                 570,705
      Total increase in net assets                                     315,311                 548,715
NET ASSETS:
  Beginning of period                                                  548,715                    -
  End of period (including undistributed
   net investment income of $3,883 and $3,883,
   respectively)                                                $      864,026          $      548,715

*Distributions to shareholders:
  Income dividends per share                                    $         0.13          $         -

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1998 (excluding repurchase agreements and short-term securities), were as follows:

                        Other than
                        U.S. Government         U.S. Government
                        Securities              Securities
Purchases               $  160,317              $  254,057
Proceeds from sales        130,677                    -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the Fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB BankOs management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of UMB Scout Capital Preservation Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.





Umb Scout Funds
100% No-Load Mutual Funds
Stock Fund
Regional Fund
WorldWide Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

Manager and Investment Counsel
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc.
Kansas City, Missouri




UMB SCOUT FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498


Toll Free 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial Corporation. UMB Financial Corporation also claims service mark rights to the Scout design.


JB151D(3/99)                            505511